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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): September 17, 1998



                              AMSCAN HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)





         Delaware                  000-21827                 13-3911462
     (State or Other        (Commission File Number)        (IRS Employer
     Jurisdiction of                                     Identification No.)
      Incorporation)




                               80 Grasslands Road
                            Elmsford, New York 10523
                   (Address of Principal Executive Offices)



                                (914) 345-2020
             (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

            On September 17, 1998, Amscan Holdings, Inc. (the "Registrant"), a Delaware corporation, completed the acquisition (the "Acquisition") of all the capital stock of Anagram International, Inc. ("Anagram") and certain related companies (collectively, the "Anagram Companies") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of August 6, 1998, by and among the Registrant and Garry Kieves and certain related stockholders of the Anagram Companies (the "Sellers"), all of whom were signatories to the Stock Purchase Agreement. The Stock Purchase Agreement was previously filed as an Exhibit to the Registrant's Current Report on Form 8-K, dated as of August 6, 1998.

            In connection with and upon consummation of the Acquisition the Registrant entered into amended and restated credit agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference. Also, pursuant to the terms of the Indenture under which the Registrant's 9-7/8% Senior Subordinated Notes due 2007 (the "Notes") were issued, certain of the Anagram Companies that became subsidiaries of the Registrant upon consummation of the Acquisition executed a supplemental indenture and senior subordinated guarantee with respect to the Notes, copies of which supplemental indenture and senior subordinated guarantee are filed herewith as Exhibits 4.1 and 4.2 respectively and are incorporated herein by reference. Copies of the organizational documents for such subsidiaries are also filed as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

 (c)   Exhibits.

        EXHIBIT
        NUMBER                           DESCRIPTION

           3.1    Amended Articles of Incorporation of Anagram
                  International, Inc.

           3.2    By-laws of Anagram International, Inc.

           3.3    Articles of Incorporation of Anagram International
                  Holdings, Inc.

           3.4    By-laws of Anagram International Holdings, Inc.

           3.5    Articles of Organization of Anagram International, LLC

           3.6    Operating Agreement of Anagram International, LLC

           3.7 Certificate of Formation of Anagram Eden Prairie Property Holdings LLC

        EXHIBIT
        NUMBER                           DESCRIPTION

           4.1 Supplemental Indenture, dated as of September 17, 1998, by and among Anagram International, Inc., Anagram International Holdings, Inc., Anagram International, LLC and Anagram Eden Prairie Property Holdings LLC and IBJ Schroder Bank & Trust Company, as Trustee

           4.2 Senior Subordinated Guarantee, dated as of September 17, 1998, by Anagram International, Inc., Anagram International Holdings, Inc., Anagram International, LLC and Anagram Eden Prairie Property Holdings LLC

          10.1 Amended and Restated Revolving Loan Credit Agreement, dated as of September 17, 1998, by and among the Registrant, the financial institutions parties thereto, Goldman, Sachs Credit Partners L.P., as arranger and syndication agent, and Fleet National Bank, as administrative agent

          10.2 Amended and Restated AXEL Credit Agreement, dated as of September 17, 1998, by and among the Registrant, the financial institutions parties thereto, Goldman, Sachs Credit Partners L.P., as arranger and syndication agent, and Fleet National Bank, as administrative agent

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMSCAN HOLDINGS, INC.

                                       By:  /s/  James M. Harrison

                                       Name:    James M. Harrison
                                       Title:   President

Dated:  September 25, 1998

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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                           DESCRIPTION

           3.1    Amended Articles of Incorporation of Anagram
                  International, Inc.

           3.2    By-laws of Anagram International, Inc.

           3.3    Articles of Incorporation of Anagram International
                  Holdings, Inc.

           3.4    By-laws of Anagram International Holdings, Inc.

           3.5    Articles of Organization of Anagram International, LLC

           3.6    Operating Agreement of Anagram International, LLC

           3.7 Certificate of Formation of Anagram Eden Prairie Property Holdings LLC

           4.1 Supplemental Indenture, dated as of September 17, 1998, by and among Anagram International, Inc., Anagram International Holdings, Inc., Anagram International, LLC and Anagram Eden Prairie Property Holdings LLC and IBJ Schroder Bank & Trust Company, as Trustee

           4.2 Senior Subordinated Guarantee, dated as of September 17, 1998, by Anagram International, Inc., Anagram International Holdings, Inc., Anagram International, LLC and Anagram Eden Prairie Property Holdings LLC

          10.1 Amended and Restated Revolving Loan Credit Agreement, dated as of September 17, 1998, by and among the Registrant, the financial institutions parties thereto, Goldman, Sachs Credit Partners L.P., as arranger and syndication agent, and Fleet National Bank, as administrative agent

          10.2 Amended and Restated AXEL Credit Agreement, dated as of September 17, 1998, by and among the Registrant, the financial institutions parties thereto, Goldman, Sachs Credit Partners L.P., as arranger and syndication agent, and Fleet National Bank, as administrative agent